INVESTOR PRESENTATION Q4 2023

2 This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact, are based on certain assumptions and often include the words “believes,” “expects,” “anticipates,” “estimates,” “forecasts,” “intends,” “plans,” “targets,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would” and “could.” These statements relate to Heritage Financial Corporation’s (“we”, “us”, “our”, or the “Company”) financial condition, results of operations, beliefs, plans, objectives, goals, expectations, assumptions and statements about future performance or business. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause our actual results for future periods to differ materially from those expressed in any forward-looking statements by, or on behalf of, the Company and could negatively affect the Company’s operating results and stock price performance. Factors that may cause such a difference include, but are not limited to: • potential adverse impacts to economic conditions nationally or in our local market areas, other markets where the Company has lending relationships, or other aspects of the Company’s business operations or financial markets, including, without limitation, as a result of employment levels, labor shortages and the effects of inflation, a potential recession or slowed economic growth; • changes in the interest rate environment, including the duration at which recent increased interest rate levels are maintained, which could adversely affect our revenues and expenses, the value of assets and obligations, and the availability and cost of capital and liquidity; • the impact of continuing inflation and the current and future monetary policies of the Board of Governors of the Federal Reserve System in response thereto; • the impact of bank failures or adverse developments at other banks and related negative publicity about the banking industry in general on investor and depositor sentiment regarding the stability and liquidity of banks; • the effects of any federal government shutdown; • legislative or regulatory changes that adversely affect our business, including changes in banking, securities and tax law, in regulatory policies and principles, or the interpretation of regulatory capital or other rules; • credit and interest rate risks associated with the Company’s businesses, customers, borrowings, repayment, investment, and deposit practices; • fluctuations in deposits; • liquidity issues, including our ability to borrow funds or raise additional capital, if necessary; • disruptions, security breaches, or other adverse events, failures or interruptions in, or attacks on, our information technology systems or on the third-party vendors who perform several of our critical processing functions; • effects of critical accounting policies and judgments, including the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; and • the effects of climate change, severe weather events, natural disasters, pandemics, epidemics and other public health crises, acts of war or terrorism, and other external events on our business. Further you should also consider the risks, assumptions and uncertainties set forth in the “Risk Factors” section in our Annual Report on Form 10-K for the year ended December 31, 2022, as well as those set forth in other reports we file with or furnish to the Securities and Exchange Commission. These risks, assumptions and uncertainties should be considered in evaluating any forward-looking statements, and undue reliance should not be placed on such statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statement, whether to reflect events or circumstances after the date on which the statement is made, to reflect new information or the occurrence of unanticipated events, or otherwise. Non-GAAP Financial Information The Company reports its results in accordance with United States generally accepted accounting principles (“GAAP”). However, management believes that certain non-GAAP performance measures used in managing the business may provide meaningful information about underlying trends in its business. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with GAAP. Slides containing a discussion and reconciliation of non-GAAP financial measures are contained at the end of this presentation. All dollars throughout the entire presentation are in millions unless otherwise noted, except per share amounts. FORWARD LOOKING STATEMENTS

COMPANY OVERVIEW

4 OVERVIEW Overview NASDAQ symbol HFWA Stock price $20.63 Market capitalization $720.0 million Institutional ownership 78.2% Headquarters Olympia, WA # of branches 50 Year established 1927 2023 Annual Financial Highlights Assets $7.17 billion Deposits $5.60 billion Loans receivable $4.34 billion Net income (GAAP) $61.8 million Pre-tax, pre-provision income (non-GAAP) $77.2 million Net interest margin 3.58% ROAE (GAAP) 7.55% ROATCE (non-GAAP) 11.15% Efficiency ratio 68.3% Leverage ratio 10.0% Total capital ratio 14.1% – Map obtained from S&P Global Market Intelligence; certain locations of branches overlap on the map. – Market information as of January 5, 2024. – Refer to Appendix for calculation of non-GAAP financial measure. – Return on average equity ("ROAE"). – Return on average tangible common equity ("ROATCE"). Metropolitan Statistical Areas Seattle-Tacoma-Bellevue, WA Portland-Vancouver-Hillsboro, OR-WA Eugene-Springfield, OR Boise–Nampa, Idaho Heritage Branch

Heritage Financial CORPORATION

COMPANY STRATEGY

Allocate capital to organically grow our core banking business	• Successful hiring of individuals and teams of bankers in high-growth and dynamic Seattle and Portland markets as well as other key markets in and adjacent to our current footprint including our recent branch openings in Eugene, Oregon and Boise, Idaho • Disciplined approach to concentration risk and active portfolio management
Improve operational efficiencies and rationalize branch network	• Focused on achieving increased efficiencies with operational scale, internal focus on improving processes and technology solutions • Closed/Consolidated 36 branches since the beginning of 2010, including 12 branches in 2021 and one branch in 2023. • Average assets per full-time equivalent employee increased 42% to $8.9 million at December 31, 2023 compared to $6.3 million at December 31, 2019
Generate stable profitability and risk adjusted returns	• 0.86% return on average assets and 7.55% return on average equity in 2023 • Five-year growth in tangible book value (non-GAAP) of $3.86, or 28.5%, to $17.40 at December 31, 2023 from $13.54 at December 31, 2018
Active and disciplined in M&A	• Five acquisitions in Washington and Oregon since 2013 • Target Metrics = IRR of >15% with earnbacks < 3 years
Maintain conservative underwriting standards and actively manage the loan portfolio	• Long track record of strong underwriting with conservative risk profile • Disciplined approach to concentration risk • Nonaccrual loans to loans receivable at 0.10% at December 31, 2023.
Focus on core deposits is key to franchise value over the long term	• 30.7% noninterest demand deposits to total deposits • Noninterest demand deposit CAGR of 4.7% since 2018 • 1.01% cost of total deposits; top 25% performance among US publicly traded banks in Q3 2023
Proactive capital management	• History of increasing regular dividends and utilizing special dividends to manage capital • Strong capital ratios: Leverage ratio = 10.0%; Total capital ratio = 14.1%

- Refer to Appendix for calculation of non-GAAP financial measure.
- Comparable cost of total deposits information provided by S&P Global Market Intelligence for the third quarter of 2023 quarter of 2023 and includes banks nationwide with shares on NASDAQ or NYSE and total assets less than $100 billion; excluding pending merger targets.
- Current quarter capital ratios are estimates pending completion and filing of the Company's regulatory reports.

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6 PROFITABILITY IMPROVEMENT MEASURES Q4 2023 Expense Estimated Profitability Improvement (Annualized) Investment sales $(10.0) $(3.9) Investment purchases 8.6 Investment of remaining cash proceeds of $11.1 million in interest earning deposits 0.6 Total Pre-Tax Financial Impact $(10.0) $5.3 Estimated EPS Impact $(0.22) $0.12 Balance Sheet Repositioning In the fourth quarter of 2023, the Company incurred a pre-tax loss of $10.0 million on the sale of investment securities due to the strategic repositioning of its investment portfolio. The Company sold $151.8 million in investment securities with an estimated weighted average book yield of 2.41% and purchased $140.7 million of investment securities with an estimated weighted average book yield of 6.08%. See below for additional details. Q4 2023 Expense Estimated Q1 2024 Expense Estimated Profitability Improvement (Annualized) Contract renewal costs resulting in lower annual cost on renewed contract $(1.5) $1.3 Contract cancellations resulting in annual cost savings on canceled contracts (0.3) 0.5 Severance costs resulting in lower compensation expense due to reduced FTE (0.2) (1.2) 3.5 Total Pre-Tax Financial Impact $(2.0) $(1.2) $5.3 Estimated EPS Impact $(0.04) $(0.03) $0.12 Expense Management Measures Costs relating to expense management measures totaling $2.0 million were recognized in the fourth quarter relating to contract renewal negotiations, contract cancellations and severance payments. In the first quarter of 2024, we estimate approximately $1.2 million of severance costs due to staff reductions. See below for additional details.

7 TECHNOLOGY STRATEGY Objective: Invest in technologies that enable Community Banking @ Scale HeritageONE Technology convergence & omni- channel experiences Ÿ Cutting-edge, proprietary ecosystem providing Heritage the ability to develop custom business applications and systems integrations Ÿ Results in opportunity to integrate processes and technologies to create highly converged, omni-channel customer experiences Ÿ Designed to minimize the cost of internal solution development and accelerate the Bank’s ability to integrate with best of breed vendor solutions Ÿ Investment in JAM FINTOP Blockchain fund, providing access to early-stage opportunities across the spectrum of Fintech innovation to partner and extend the capabilities of the HeritageONE ecosystem 2022-2024 Roadmap Integration and process efficiency Ÿ Continued investment in HeritageONE based solutions, expanding the capabilities of existing tools and adding several new tools to drive efficiency Ÿ Unified call and self-service IVR solution to improve caller customer experiences Ÿ Customize HeritageONE and call center platforms to leverage data to drive personalized and omni-channel experiences Key Outcomes Community Banking @ Scale Ÿ Heritage Bank positioned to be a technology leader among Community Banks Ÿ Next generation front & back office integration delivering efficiency, consistency and scalability Ÿ Bankers equipped with better sales and service tools to meet growth & profitability objectives Ÿ Vastly improved customer experience for on-boarding & managing complex banking relationships

8 HeritageONE Proprietary technology ecosystem for converging product and service solutions to enable Community Banking @ Scale TECHNOLOGY INNOVATION Build Our proprietary HeritageONE platform provides an API-based framework and set of tools for selective in-house development of applications and integrations to fill the gap in available solutions that create efficient, scalable, and well orchestrated business processes for Commercial Community Banks. HeritageONE business application development is focused on opportunities to create differentiated and value-added service experiences for our core customers: Commercial Loans 360 (CL360) • Streamlines Commercial Lending processes • Single platform for all credit actions Heritage 360 (H360) • “Single pane of glass” for relationship mgmt. • Keeps service and decisions close to the customer • Automates immediate service needs • 99% reduction in time to fill some service requests Treasury Management 360 (TM360) • Single platform for onboarding all TM services • Automates setup tasks • Customer gets immediate access to key services Partner Investment in the HeritageONE ecosystem frees us from sole dependency on our core provider, enabling the bank to pursue relationships with other third-party innovators. This in turn will allow us to bring to market new and creative solutions that ensure that our customers have access to the best options for when, where and how they want to bank with Heritage. Integrate Leveraging our proprietary HeritageONE middleware capabilities to create API-level integrations to maximize the value and effectiveness of in-house and third-party solutions and enable true omni-channel customer experiences.

Heritage Financial CORPORATION

ENVIRONMENTAL, SOCIAL AND GOVERNANCE ("ESG") PRACTICES

We are committed to environmental and sustainability efforts, our human capital, our customers and strengthening the communities and markets in which we operate.

Environment and Sustainability

- Have a Green Team Committee focused on sustainability.
- Continually reducing our carbon footprint through branch consolidations and focus on recycling.
- Created an EcoChallenge whereby our employees completed over 3,000 environmentally conscious actions such as saving water and CO2 and diverting plastic from our landfills.
- Invested in solar tax credits in 2022 for a solar photovoltaic project with the capacity of 3 megawatts that produces clean energy, reduces greenhouse gas emissions, reduces harmful pollutant emissions, and creates jobs.

Social Responsibility and Human Capital

- Have a DEI ("Diversity, Equity, and Inclusion") Plan, a DEI Statement, a DEI Council and a DEI Officer who has been certified by the National Diversity Council.
- DEI training is provided to management and employees.
- On September 13, 2023, the company dedicated an afternoon to volunteering at various organizations and nonprofits throughout our communities and closed all customer facing locations early. Over 500 employees participated and volunteered over 1,500 hours of service.
- Donated $1.5 million in 2023 and $1.4 million in 2022, through our Heritage Helps community investment and giving program, focused on driving positive impact in the areas of: education and youth development; health and human services; business and economic development; environmental stewardship; and social equity.
- Financed more than $111 million YTD in 2023 and $96 million in 2022 of affordable housing projects.
- Invested $31 million YTD in 2023 and $82 million in 2022 in Low-Income Housing Tax Credit investments to support low income housing.
- Honored as one of the Washington's Best Workplaces by the Puget Sound Business Journal and Best Places to Work in Oregon and Southwest Washington by the Portland Business Journal
- Participating in the State Small Business Credit Initiative ("SSBCI") through the Department of Commerce. The program will enhance finance opportunities for those in need. Details of the program will be announced in early 2024.

Governance

- Supervised by an engaged Board who actively monitor the policies and business strategies of the Company and are committed to the interests of the Company, its shareholders, employees and communities, including environmental, social, and governance practices.
- Added one director with financial expertise in 2023 and added two directors with technology industry experience in 2022.
- Utilizes the Sustainability Accounting Standards Board Commercial Bank framework and industry guidance published by respected national and international organizations to identify risks and develop our ESG risk framework.
- Maintain effective governance practices including Corporate Governance Guidelines, Committee Charters, Stock Ownership Guidelines, a Code of Ethics Policy and a Whistleblower Policy.

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10 $106,526 $88,444 $75,384 $73,503 Median household income 4.0% 4.0% 16.2% 3.4% 3.9% 12.9% 3.1% 7.2% 18.9% 3.7% 2.1% 13.4% Seattle MSA Portland MSA Boise MSA USA Unemployment rate 2023-2028 Projected Population Growth 2023-2028 Projected Median Household Income Growth STRONG AND DIVERSE ECONOMIC LANDSCAPE Major Employers in the Pacific Northwest – Economic data obtained from www.bls.gov, www.bea.gov and S&P Global Market Intelligence. Unemployment data reflects the BLS's latest monthly Economic New Release - Employment & Unemployment. – Economic data as of November 2023. MSA Tie-out of websites used: https://www.bls.gov/web/metro/laulrgma.htm https://www.bls.gov/web/laus/laumstcm.htm https://data.bls.gov/timeseries/LNS14000000 https://www.zippia.com/advice/largest-companies-in-washington/https://www.zippia.com/advice/largest-companies-in-oregon/

11 MAJOR MSA FUNDS UNDER MANAGEMENT Seattle MSA Funds Under Management = Loans + Deposits $2,941 $3,845 $4,020 $4,586 $5,212 $4,877 $4,671 $1,415 $1,850 $1,909 $1,936 $1,981 $2,024 $2,173 $1,526 $1,995 $2,111 $2,650 $3,231 $2,853 $2,498 Total loans Deposits 2017 2018 2019 2020 2021 2022 2023 – Prior period information includes branches that were closed or consolidated prior to December 31, 2023. – Loan information is provided gross of deferred fees and/or costs and acquired discount and/or premium. Oregon and Portland MSA Funds Under Management = Loans + Deposits $112 $856 $973 $1,166 $1,222 $1,388 $1,461 $379 $475 $490 $499 $664 $674 $477 $498 $676 $723 $724 $787 Total loans Deposits 2017 2018 2019 2020 2021 2022 2023

12 POTENTIAL GROWTH OPPORTUNITIES – Map obtained from S&P Global Market Intelligence. – Certain locations of bank headquarters overlap on the map. – Financial information as of the most recent quarter publicly available. • Long-term goal to build a PNW regional commercial community bank; potential opportunities for M&A and production team lift-outs in OR and ID in addition to WA. • Significant number of banks remaining in HFWA footprint; further consolidation is expected. – 10 banks between $200 million and $500 million in assets – 17 banks between $500 million and $1.0 billion in assets – 17 banks between $1.0 billion and $3.5 billion in assets • Financial parameters include 15% IRR and earnback of < 3 years. Bank headquarters

13 $1,015 $812 $1,369 $1,346 $1,340 $1,712 $3,651 $3,879 $4,113 $4,238 $5,553 $6,615 $7,432 $6,980 $7,237 $7,115 $7,151 $7,175 $556 $319 $1,747 $1,079 $12.21 $12.99 $13.10 $13.16 $13.31 $15.02 $15.68 $16.08 $20.63 $22.10 $22.85 $24.34 $22.73 $23.53 $23.39 $23.31 $24.44 $11.00 $12.03 $12.16 $12.23 $11.40 $10.73 $11.41 $11.86 $12.70 $13.54 $15.07 $15.77 $17.19 $15.66 $16.48 $16.34 $16.25 $17.40 Organic Assets Acquired Assets Book value per share (GAAP) Tangible book value per share (non-GAAP) 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Completed 2 FDIC deals Pierce Commercial Bank $211MM in assets Cowlitz Bank $345MM in assets Acquired Puget Sound Bancorp $639MM in assets Premier Commercial Bancorp $440MM in assets HISTORICAL GROWTH ORGANIC AND ACQUISITIVE Merged with Washington Banking Company $1.7B in assets Acquired Valley Community Bancshares $254MM in assets Northwest Commercial Bank $65MM in assets – Refer to Appendix for calculation of non-GAAP financial measures. $16.88

14 GROWTH STRATEGY YEAR ACTIVITY 2013 • Acquired Valley Community Bancshares - $254MM in assets • Acquired Northwest Commercial Bank - $65MM in assets 2014 • Merged with Washington Banking Company - $1.7B in assets 2015 • Added a commercial banking team in Seattle, Washington • Formed our Capital Markets Group as result of the added expertise 2017 • Added a commercial banking team in Portland, Oregon • Expanded expertise in non-profit lending and added a commercial position focused on deposit production 2018 • Acquired Puget Sound Bancorp - $639MM in assets • Acquired Premier Commercial Bancorp - $440MM in assets 2019 • Added a commercial banking team in the greater Portland, Oregon area • Expanded expertise in the dental and healthcare fields 2022 • Added new commercial banking team in Vancouver, Washington • Added new commercial banking team in Portland, Oregon • Expanded into a new market with addition of commercial banking team and full service branch in Eugene, Oregon 2023 • Expanded into a new market with addition of commercial banking team and full service branch in Boise, Idaho (branch opened January 10, 2023) Bank Acquisitions and Team Additions Over Past 10 Years Bank Acquisition Team Addition

Heritage Financial CORPORATION

DEPOSIT MARKET SHARE

Washington & Oregon - 2008

Rank	Institution (State)	Deposits in Market	Market Share
1	Bank of America Corporation (NC)	$32,880	20.36%
2	U.S. Bancorp (MN)	18,200	11.27%
3	Washington Mutual Inc. (WA)	18,044	11.17%
4	Wells Fargo & Co. (CA)	13,983	8.66%
5	KeyCorp (OH)	11,282	6.99%
6	Sterling Financial Corp. (WA)	6,315	3.91%
7	Washington Federal Inc. (WA)	4,697	2.91%
8	Umpqua Holdings Corp. (OR)	3,683	2.28%
9	Banner Corp. (WA)	3,512	2.17%
10	Frontier Financial Corp. (WA)	3,304	2.05%
11	Columbia Banking System Inc. (WA)	2,401	1.49%
12	W.T.B. Financial Corp. (WA)	2,356	1.46%
13	West Coast Bancorp (OR)	2,082	1.29%
14	HomeStreet Inc. (WA)	1,268	0.79%
15	Cascade Bancorp (OR)	1,142	0.71%
16	AmericanWest Bancorp. (WA)	1,100	0.68%
17	Horizon Financial Corp. (WA)	1,097	0.68%
18	Yakima Federal S&L Assoc. (WA)	1,094	0.68%
19	BNP Paribas SA	1,002	0.62%
20	Cascade Financial Corp. (WA)	993	0.62%
21	City Bank (WA)	955	0.59%
22	Columbia Bancorp (OR)	940	0.58%
23	Venture Financial Group Inc. (WA)	917	0.57%
24	First Financial Northwest Inc. (WA)	868	0.54%
25	Peoples Bancorp (WA)	846	0.52%
26	Cashmere Valley Financial Corp. (WA)	842	0.52%
27	Heritage Financial Corp. (WA)	802	0.50%
28	Liberty Financial Group Inc. (OR)	778	0.48%
29	Washington Banking Co. (WA)	734	0.45%
30	First Indep. Investment Group Inc. (WA)	684	0.42%
31	Pacific Continental Corp. (OR)	677	0.42%
32	PremierWest Bancorp (OR)	664	0.41%
33	Riverview Bancorp Inc. (WA)	630	0.39%
34	Olympic Bancorp Inc. (WA)	627	0.39%
35	Zions Bancorp. NA (UT)	572	0.35%
36	Whitman Bancorp. Inc. (WA)	528	0.33%
37	Washington First Financial Group Inc. (WA)	515	0.32%
38	First Fed. S&L Assoc. of Port Angeles (WA)	496	0.31%
39	Skagit Bancorp Inc. (WA)	486	0.30%
40	Timberland Bancorp Inc. (WA)	480	0.30%
	Total For Institutions In Market	$161,492	

Out of 148 Institutions

Washington & Oregon - 2013

Rank	Institution (State)	Deposits in Market	Market Share
1	Bank of America Corporation (NC)	$34,290	19.44%
2	U.S. Bancorp (MN)	24,912	14.12%
3	Wells Fargo & Co. (CA)	22,985	13.03%
4	JPMorgan Chase & Co. (NY)	15,638	8.87%
5	KeyCorp (OH)	11,806	6.69%
6	Washington Federal Inc. (WA)	6,217	3.52%
7	Columbia Banking System Inc. (WA)	5,840	3.31%
8	Umpqua Holdings Corp. (OR)	5,499	3.12%
9	Sterling Financial Corp. (WA)	5,203	2.95%
10	Mitsubishi UFJ Financial Group Inc.	3,475	1.97%
11	Banner Corp. (WA)	3,255	1.85%
12	W.T.B. Financial Corp. (WA)	3,180	1.80%
13	HomeStreet Inc. (WA)	1,613	0.91%
14	SKBHC Holdings LLC (WA)	1,551	0.88%
15	Washington Banking Co. (WA)	1,411	0.80%
16	Yakima Federal S&L Assoc. (WA)	1,402	0.79%
17	BNP Paribas SA	1,315	0.75%
18	Heritage Financial Corp. (WA)	1,227	0.70%
19	Peoples Bancorp (WA)	1,119	0.63%
20	Cashmere Valley Bank (WA)	1,094	0.62%
21	Pacific Continental Corp. (OR)	1,075	0.61%
22	Opus Bank (CA)	968	0.55%
23	East West Bancorp Inc. (CA)	925	0.52%
24	Olympic Bancorp Inc. (WA)	807	0.46%
25	HSBC Holdings PLC	802	0.45%
26	Cascade Bancorp (OR)	800	0.45%
27	Zions Bancorp. NA (UT)	774	0.44%
28	Skagit Bancorp Inc. (WA)	667	0.38%
29	Riverview Bancorp Inc. (WA)	660	0.37%
30	First Financial Northwest Inc. (WA)	642	0.36%
31	First Fed. S&L Assoc. of Port Angeles (WA)	598	0.34%
32	Timberland Bancorp Inc. (WA)	596	0.34%
33	Pacific Financial Corp. (WA)	591	0.34%
34	Baker Boyer Bancorp (WA)	468	0.27%
35	Olympia Federal S&L Association (WA)	465	0.26%
36	Home Federal Bancorp Inc. (ID)	451	0.26%
37	First Citizens BancShares Inc. (NC)	416	0.24%
38	Citizens Bancorp (OR)	404	0.23%
39	Coastal Financial Corp. (WA)	349	0.20%
40	Evergreen Federal Bank (OR)	336	0.19%
	Total For Institutions In Market	$176,371	

Out of 120 Institutions

Washington & Oregon - 2023

Rank	Institution (State)	Deposits in Market	Market Share
1	Bank of America Corporation (NC)	$58,866	18.46%
2	JPMorgan Chase & Co. (NY)	45,573	14.29%
3	U.S. Bancorp (MN)	44,915	14.08%
4	Wells Fargo & Company (CA)	34,750	10.90%
5	Columbia Banking System, Inc. (WA)	31,740	9.95%
6	KeyCorp (OH)	16,410	5.15%
7	WaFd, Inc (WA)	10,449	3.28%
8	Banner Corporation (WA)	10,119	3.17%
9	W.T.B. Financial Corporation (WA)	6,636	2.08%
10	Heritage Financial Corporation (WA)	5,610	1.76%
11	HomeStreet, Inc. (WA)	4,558	1.43%
12	First Interstate BancSystem, Inc. (MT)	3,381	1.06%
13	Coastal Financial Corporation (WA)	3,169	0.99%
14	FS Bancorp, Inc. (WA)	2,384	0.75%
15	Bank of Montreal	2,219	0.70%
16	Peoples Bancorp (WA)	2,150	0.67%
17	Cashmere Valley Bank (WA)	1,799	0.56%
18	First Northwest Bancorp (WA)	1,661	0.52%
19	East West Bancorp, Inc. (CA)	1,625	0.51%
20	Timberland Bancorp, Inc. (WA)	1,553	0.49%
21	Yakima Federal S&L Assoc. (WA)	1,459	0.46%
22	Olympic Bancorp, Inc. (WA)	1,453	0.46%
23	Riverview Bancorp, Inc. (WA)	1,252	0.39%
24	First Financial Northwest, Inc. (WA)	1,238	0.39%
25	Zions Bancorp. NA (UT)	1,154	0.36%
26	Pacific Financial Corporation (WA)	1,078	0.34%
27	Glacier Bancorp, Inc. (MT)	1,063	0.33%
28	HSBC Holdings plc	870	0.27%
29	Summit Bank Group, Inc. (OR)	867	0.27%
30	Cathay General Bancorp (CA)	832	0.26%
31	Sound Financial Bancorp, Inc. (WA)	826	0.26%
32	First Citizens BancShares, Inc. (NC)	778	0.24%
33	Citizens Bancorp (OR)	772	0.24%
34	BEO Bancorp (OR)	742	0.23%
35	Olympia Federal S&L Association (WA)	708	0.22%
36	Oregon Pacific Bancorp (OR)	680	0.21%
37	Pacific Premier Bancorp, Inc. (CA)	664	0.21%
38	PBCO Financial Corporation (OR)	663	0.21%
39	Seattle Bancshares, Inc. (WA)	662	0.21%
40	Baker Boyer Bancorp (WA)	645	0.20%
	Total For Institutions In Market	$318,939	

Out of 83 Institutions

- Data obtained from S&P Global Market Intelligence as of June 30 for the year indicated.

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FINANCIAL UPDATE

17 FINANCIAL UPDATE - Q4 2023 • Net income was $6.2 million, or $0.18 per diluted share, for the fourth quarter of 2023 compared to $18.2 million, or $0.51 per diluted share, for the third quarter of 2023. • Significant items in the fourth quarter of 2023 results include a loss on sale of securities totaling $10.0 million, or $0.22 per diluted share, and costs relating to expense management measures totaling $2.0 million, or $0.04 per diluted share. • Book value per share increased to $24.44 at December 31, 2023, compared to $23.31 at September 30, 2023. Tangible book value per share increased to $17.40 at December 31, 2023, compared to $16.25 at September 30, 2023(1). • Capital remains strong with a leverage ratio of 10.0% and a total capital ratio of 14.1% at December 31, 2023. • Loans receivable increased $68.8 million, or 1.6%, during the fourth quarter of 2023 and $284.8 million, or 7.0% during the year ended December 31, 2023. • Net interest margin was 3.41% for the fourth quarter of 2023 compared to 3.47% for the third quarter of 2023. • Cost of total deposits was 1.01% for the fourth quarter of 2023 compared to 0.83% for the third quarter of 2023. • Declared a regular cash dividend of $0.23 per share on January 24, 2024, an increase of 4.5% from the $0.22 regular cash dividend per share declared in the fourth quarter of 2023. (1) See Non-GAAP Financial Measures section herein.

18 Average Loan Balances and Loan Yields $4,336 $4,181 $3,853 $4,156 $3,963 $4,039 $4,146 $4,202 $4,234 4.44% 4.54% 4.52% 5.23% 4.86% 5.07% 5.19% 5.30% 5.35% Average loans Loan yield 2020 2021 2022 2023 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Commercial & industrial 16.6% Owner- occupied CRE 22.1% Non-owner occupied CRE 39.1% Residential real estate 8.7% Construction & land development 9.5% Consumer 4.0% LOAN PORTFOLIO Current Quarter Loan Portfolio Composition Loan Portfolio Repricing Schedule 33.9% 30.6% 26.0% 25.8% 25.3% 25.3% 25.4% 20.3% 21.3% 21.7% 21.1% 21.3% 20.6% 20.6% 45.8% 48.1% 52.3% 53.1% 53.4% 54.0% 54.0% Fixed rate Floating (<3 month repricing) Adjustable (>3 month repricing) 2020 2021 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 – Loan yield calculation incorporates the average balance of loans receivable, net and loans held for sale.

19 LOAN PORTFOLIO COMPOSITION $4,469 $3,816 $4,051 $4,127 $4,251 $4,267 $4,336 $1,448 $768 $693 $686 $709 $691 $718 $857 $931 $937 $949 $959 $954 $959 $1,410 $1,493 $1,587 $1,602 $1,644 $1,690 $1,698 $123 $165 $344 $364 $376 $377 $375 $306 $227 $294 $343 $386 $381 $414 $325 $232 $196 $183 $178 $173 $171 Commercial & industrial Owner-occupied CRE Non-owner occupied CRE Residential real estate Construction & land development Consumer 2020 2021 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023

20 New Commitments Originated $21 $15 $23 $17 $18 $66 $23 $27 $11 $3 $329 $228 $212 $217 $187 Consumer Residential Commercial Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 LOAN PRODUCTION Q4 2022 residential commitments originated include $40.5 million of purchased loans.

21 Construction Commitments $486 $488 $686 $745 $781 $775 $769 $306 $227 $294 $343 $386 $381 $414 $180 $261 $392 $402 $395 $394 $355 Outstanding Balance Available Credit 2020 2021 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 25.6% 25.2% 29.8% 30.0% 29.8% 28.7% 28.2% 63.0% 46.5% 42.9% 46.0% 49.4% 49.2% 53.8% 32.9% 31.4% 31.1% 30.0% 30.1% 30.3% 31.1% Utilization Rate - Consumer LOCs Utilization Rate - Construction LOCs Utilization Rate - Commercial and Industrial Loan LOCs 2020 2021 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 LINE OF CREDIT ("LOC") UTILIZATION LOC Utilization Rates

Heritage Financial CORPORATION

COMMERCIAL LOAN EXPOSURE

Commercial Business Loans by Industry Exposure


All other industries 17.0%
Manufacturing 2.6%
Other Services (except Public administration) 3.2%
Construction 3.6%
Retail trade 4.3%
Accommodation and food services 5.3%
Health care and social assistance 9.8%
Real estate and rental and leasing 54.2%

Industry	Amount	WARR at 12/31/23	WARR at 9/30/23	WARR at 12/31/22
Real estate, rental and leasing	$1,831	4.4	4.4	4.4
Health care and social assistance	330	4.5	4.5	4.6
Accommodation and food services	178	5.1	5.1	5.4
Retail trade	146	4.5	4.5	4.4
Construction	120	4.7	4.8	4.7
Other services (except Public administration)	108	4.6	4.6	4.6
Manufacturing	87	4.8	4.8	5.0
All other industries	574	4.5	4.4	4.4
Total	**$3,374**	**4.5**	**4.5**	**4.5**

CRE Loans only by Collateral Type


Other 10.5%
Office - Owner-occupied CRE 10.4%
Recreational / school 2.6%
Mini-storage 6.5%
Office - Non-owne occupied CRE 10.5%
Warehouse 5.6%
Single purpose 4.7%
Industrial 15.8%
Motel / hotel 5.4%
Mixed use property 5.8%
Retail store / shopping cente 10.8%
Multi-family 11.5%

Collateral Type	Amount	WARR at 12/31/23	WARR at 9/30/23	WARR at 12/31/22
Office	$556	4.3	4.3	4.3
Industrial	419	4.4	4.5	4.5
Retail store / shopping center	286	4.5	4.5	4.6
Multi-family	305	4.4	4.3	4.3
Mixed use property	155	4.5	4.5	4.5
Motel / hotel	142	5.0	5.0	5.4
Single purpose	123	4.8	4.7	4.5
Warehouse	149	4.5	4.5	4.6
Mini-storage	172	4.2	4.3	4.2
Recreational / school	68	4.9	4.9	4.9
Other	281	4.7	4.6	4.7
Total	**$2,656**	**4.5**	**4.5**	**4.5**

- Categorized by NAICS code.
- WARR = Weighted average risk rating.

22

23 CHANGES IN LOANS RECEIVABLE $4,267 $113 $(43) $(39) $37 $4,336 Loans receivable at September 30, 2023 Loans originated Prepayments Maturities / Payoffs Net advances/ payments Loans receivable at December 31, 2023 $4,051 $484 $(197) $(122) $120 $4,336 Loans receivable at December 31, 2022 Loans originated Prepayments Payoffs Net advances/ payments Loans receivable at December 31, 2023 Change in loans - Q4 2023 Change in loans - 2023

24 CRE CONCENTRATIONS Total Commercial Real Estate Loans - As Defined by Regulatory Guidance 257% 259% 268% 264% 270% Total Commercial Real Estate Loans / Total RBC Supervisory Criteria Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 200% 225% 250% 275% 300% Construction, Land Development and Other Land Loans 41% 44% 49% 47% 52% Construction, Land and Land Development / Total RBC Supervisory Criteria Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 0% 25% 50% 75% 100% Interagency Guidance on CRE Concentration Risk Management • Issued in 2012 • Defines "Supervisory Criteria" to calculate notable exposure to specific types of CRE as compared to Total Risk Based Capital (RBC) • Exceeding these limits may subject the bank to further supervisory analysis to assess the nature and risk posed by the concentration • Total Commercial Real Estate Loans excludes owner occupied real estate loans • The Company has consistently been below the Supervisory Criteria *Ratios are for Heritage Bank, not the consolidated company and are based upon regulatory classification of loans for each period presented. Regulatory capital calculations are estimates as of December 31, 2023.

25 CRE OFFICE CRE Office Loans by Size (Dollars in Thousands) Size Average Risk Rating Number of Loans Balance Average Balance >$10 Million 3.4 4 $ 66,650 $ 16,663 $5-$10 Million 4.3 16 102,093 6,381 $2-$5 Million 4.3 43 130,352 3,031 <$2 Million 4.6 475 256,727 540 TOTAL 4.3 538 $ 555,822 $ 1,033 Quality of CRE Office Portfolio: • Average loan size of $1.0 million • 82.0% of loans have recourse to owner • 49.9% of loans are owner occupied which are considered to have a lower risk profile • 24.1% of loans for health care and social assistance who are less likely to reduce office space CRE Office Loans by Industry Type 24.1% 3.5% 2.9% 2.5% 1.1%65.9% Health Care and Social Assistance Professional, Scientific, and Technical Services Finance and Insurance Other Services (except Public Administration) Accommodation and Food Services All Other

26 Net charge-offs (recoveries) on loans to average loans, annualized 0.07% 0.01% (0.03)% (0.01)% (0.02)% 0.02% 0.00% (0.11)% 0.06% 2020 2021 2022 2023 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Nonaccrual Loans $58 $24 $6 Nonaccrual loans Nonaccrual loans to loans receivable 2020 2021 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 1.30% 0.62% 0.15% 0.12% 0.11% 0.07% 0.10% NONACCRUAL LOANS AND NET CHARGE-OFFS $5$5 $3 $4

27 CRITICIZED LOANS $143 $291 $183 $135 $146 $143 $135 $150 $45 $58 $24 $49 $100 $89 $60 $44 $54 $60 $65 $49 $132 $71 $69 $97 $85 $72 $80 Substandard - nonaccrual Substandard - accrual Special mention 2019 2020 2021 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Criticized Loans by Collateral Type Commercial & industrial 31.2% Owner- occupied CRE 27.4% Non-owner occupied CRE 27.6% Residential real estate 0.6% Construction & land development 12.1% Consumer 1.1% Criticized Loans by Loan Segment Motel / hotel 13.7% Office 12.8% Retail store / shopping center 7.0%Mixed use property 5.0% Elder care 5.5% Farms 5.1% Assisted Living 3.6% Restaurant 2.1% Industrial 2.5% Warehouse 2.7% Other CRE 15.3% Non-CRE 24.7% $5$6 $5 $3 $4

28 CRITICIZED LOANS AND NET CHARGE-OFF HISTORY Criticized Loans to Total Loans 0.04% 0.04% 0.07% 0.05% 0.03% 0.03% 0.03% 0.03% 0.04% 0.03% 0.02% 0.02% Heritage Peer Median 2018 2019 2020 2021 2022 Q3 2023 YTD NCOs to Average Loans 0.06% 0.09% 0.07% 0.01% (0.03)% (0.03)% 0.12% 0.12% 0.09% 0.13% 0.03% 0.12% Heritage Peer Median 2018 2019 2020 2021 2022 Q3 2023 YTD *Most current data available as of September 30, 2023 *Criticized loans includes loans graded Special Mention or worse *Peer Median is the median of 20 identified peer banks ranging in asset size from $4 billion to $15 billion. *NCOs - Net charge-offs (recoveries) Proactive Credit Management • Heritage proactively downgrades loans that are experiencing financial difficulty. This does not however, translate into higher charge- offs. • Criticized loans to total loans higher than peer median since 2018 • NCOs recognized during the same period were lower than peer median.

29 $70,185 $42,361 $42,986 $44,469 $46,408 $46,947 $47,999 1.57% 1.11% 1.06% 1.08% 1.09% 1.10% 1.11% ACL on loans ($) ACL on loans / Loans (%) 2020 2021 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 ACL on Loans - Q4 2023 ALLOWANCE FOR CREDIT LOSSES ("ACL") ON LOANS $46,947 $1,612 $(634) $84 $(10) $47,999 September 30, 2023 Change in loan balance Change in collective rate Change in rate and balance Individually evaluated loans December 31, 2023 Change in ACL on Loans - Q4 2023 *Dollars in thousands

30 $5,298 $6,090 $6,322 $5,706 $6,118 $5,849 $5,656 $5,701 $5,621 0.23% 0.10% 0.11% 0.69% 0.16% 0.31% 0.61% 0.83% 1.01% 0.25% 0.49% 0.92% 1.23% 1.48% 0.35% 0.16% 0.17% 1.03% Average deposits Cost of total deposits Cost of int-bearing deposits 2020 2021 2022 2023 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Deposit Composition DEPOSITS Average Deposit Balances and Cost of Total Deposits 35.5% 36.7% 35.5% 34.3% 33.2% 31.7% 30.7% 30.6% 30.4% 30.9% 28.9% 28.9% 28.9% 28.7% 17.2% 17.5% 17.9% 20.0% 20.4% 19.2% 19.5% 9.6% 10.0% 10.5% 10.0% 9.6% 9.0% 8.7% 7.1% 5.4% 5.2% 6.8% 7.9% 11.2% 12.4% Noninterest demand deposits Interest bearing demand deposits Money market accounts Savings accounts Certificates of deposit 2020 2021 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 0.11%0.10%

31 DEPOSIT COMPOSITION Customer Deposits by Relationship Size $627 $332 $1,348 $1,452 $1,841 Over $10MM $5MM-$10MM $1MM-5MM $250K-$1MM Less than $250K Consumer Accounts vs. Business Accounts 28% 60% 12% Consumer Commercial CDs Insured vs. Uninsured 38% 62% Insured Uninsured Estimated balances as of December 31, 2023 Deposit portfolio as of December 31, 2023: • Majority of deposits are to customers with relationships of $1 million or less. • Uninsured deposits at 38% of total deposits. 12% of uninsured deposits are public deposits that are 100% pledged. • Mix of commercial and consumer accounts.

32 Investment Balances and Investment Yield $802 $1,278 $2,098 $1,874 $2,098 $2,078 $2,031 $1,894 $1,874 $153 $757 $1,203 $178 $141 2.40% 2.13% 2.48% 3.02% 2.92% 2.96% 2.98% 2.99% 3.15% Portfolio yield New purchases 2020 2021 2022 2023 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 INVESTMENT PORTFOLIO 2.69 4.85 4.93 4.80 5.64 6.76 4.08 3.37 4.93 4.90 4.80 4.80 4.80 2.39 2.79 3.10 3.48 Duration - total portfolio Duration - new purchases only 2020 2021 2022 2023 Q4 2022 Q1 2023 Q2 2023* Q3 2023 Q4 2023 Portfolio Duration *No investments were purchased during Q2 2023.

33 $53 $47 $65 $59 $59 $67 $49 $50 $82 $77 $74 $51 $38 $32 $51 $45 $46 $54 $36 $38 $70 $65 $63 $40 $15 $15 $14 $14 $13 $13 $13 $12 $12 $12 $11 $11 Interest Principal Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 Q4 2026 INVESTMENT CASHFLOWS Investment cashflows are estimated to be $733.0 million through Q4 of 2026. – Cashflow estimates based on third-party bond accounting service

34 INVESTMENT PORTFOLIO - AFS AFS Investments by Type US government and agencies 1.2% Municipal securities 7.0% Residential CMO and MBS 45.1% Commercial CMO and MBS 44.5% Corporate obligations 0.7% Other asset- backed securities 1.5% *Available for sale ("AFS") investment securities balances and percentages are presented at fair value as of December 31, 2023 unless otherwise noted. Strong Credit Quality of Portfolio: • 91.1% in U.S. government and agency securities • Only 0.7% rated less than AA AFS Investments Amortized Cost Net Unrealized Loss Fair Value U.S. government and agency securities $ 16 $ (2) $ 14 Municipal securities 92 (13) 79 Residential CMO and MBS 556 (44) 512 Commercial CMO and MBS 539 (35) 504 Corporate obligations 8 — 8 Other asset-backed securities 17 — 17 Total $ 1,228 $ (94) $ 1,134 AFS Investments Pledged 33.3% 66.7% Pledged Not pledged

35 INVESTMENT PORTFOLIO - HTM HTM Investments by Type US government and agencies 18.6% Residential CMO and MBS 38.2% Commercial CMO and MBS 43.2% *Held to maturity ("HTM") investment securities balances and percentages are presented at fair value as of December 31, 2023 unless otherwise noted Strong Credit Quality of Portfolio: • All U.S. government and agency securities 96% of HTM Portfolio Pledged For: • Public deposits • FRB Discount Window • FRB Bank Term Funding Program HTM Investments Amortized Cost Net Unrecognized Loss Fair Value U.S. government and agency securities $ 151 $ (28) $ 123 Residential CMO and MBS 267 (14) 253 Commercial CMO and MBS 321 (35) 286 Total $ 739 $ (77) $ 662

36 3.35% 0.80% 0.28% (0.03)% (0.53)% (0.29)% 3.58% YTD December 31, 2022 Loans Investments Interest earning deposits Deposits Borrowings YTD December 31, 2023 3.63% 3.23% 3.35% 3.58% 3.98% 3.91% 3.56% 3.47% 3.41% NIM 2020 2021 2022 2023 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 NET INTEREST MARGIN Change in Net Interest Margin QTD Q3 2023 vs. QTD Q4 2023 Change in Net Interest Margin YTD 2022 vs. YTD 2023 Net Interest Margin 3.47% 0.11% 0.00% 0.01% (0.17)% (0.01)% 3.41% QTD September 30, 2023 Loans Investments Interest earning deposits Deposits Borrowings QTD December 31, 2023

37 Asset Repricing Composition at December 31, 2023 Floating rate (<3 month repricing) Adjustable rate (>3 month repricing) Fixed rate Total Interest earning deposits $ 169 $ — $ — $ 169 Total investment securities, at fair value 100 7 1,690 1,797 Loans receivable 891 1,103 2,341 4,335 Total interest earning assets $ 1,160 $ 1,110 $ 4,031 $ 6,301 % of total interest earning assets 18.4% 17.6% 64.0 % Total noninterest earning assets 874 Total assets $ 7,175 % of total assets 16.2% 15.5% 56.2 % INTEREST EARNING ASSETS Average Interest Earning Assets Composition 78.3% 65.5% 58.8% 66.1% 63.0% 65.1% 65.9% 66.0% 67.5% 16.0% 15.8% 27.2% 31.8% 33.5% 33.6% 32.7% 31.3% 29.7% 5.7% 18.7% 14.0% 2.1% 1.3% 1.4% Interest earning deposits Investment securities Loans receivable, net 2020 2021 2022 2023 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 3.5% 2.7% 2.8%

38 $46.6 $98.0 $81.9 $61.8 $89.3 $91.1 $98.0 $77.2 Net income (GAAP) PTPP income (non-GAAP) 2020 2021 2022 2023 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 $22.5 $20.5 $16.8 $18.2 $6.2 $29.3 $26.5 $21.8 $20.9 $8.0 PROFITABILITY TRENDS ROAE (GAAP) and ROATCE (non-GAAP) Noninterest Expense/Avg. Assets ROAA (GAAP) and PTPP ROAA (non-GAAP) 0.74% 1.38% 1.12% 0.86% 1.26% 1.17% 0.95% 1.00% 0.35% 1.42% 1.28% 1.34% 1.08% 1.64% 1.52% 1.22% 1.15% 0.44% ROAA (GAAP) PTPP ROAA (non-GAAP) 2020 2021 2022 2023 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Net Income (GAAP) and PTPP Income (non- GAAP), in millions 8.98% 17.05% 14.94% 11.15% 17.21% 15.05% 12.04% 12.90% 4.69% 5.78% 11.64% 10.08% 7.55% 11.46% 10.21% 8.19% 8.80% 3.04% ROAE (GAAP) ROATCE (non-GAAP) 2020 2021 2022 2023 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 2.37% 2.09% 2.06% 2.33% 2.26% 2.39% 2.32% 2.25% 2.37% 2020 2021 2022 2023 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 – Refer to Appendix for calculation of non-GAAP financial measures – ROAA - Return on average assets – PTPP - Pre-tax, pre-provision – ROAE - Return on average equity – ROATCE - Return on average tangible common equity

39 Total Risk Based Capital 14% 14.8% 14.0% 14.1% 14.1% 14.1% 14.1% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 4.0% 4.8% 4.0% 4.1% 4.1% 4.1% 4.1% Well-capitalized Excess capital 2020 2021 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 – Current quarter ratios are estimates pending completion and filing of the Company's regulatory reports. – Refer to Appendix for calculation of non-GAAP financial measures. – Well-capitalized represents FDIC well-capitalized ratio threshold for banks. The minimum capital ratio requirement for Tier 1 leverage and Total risk based capital is 4.0% and 8.0%, respectively. Tier 1 Leverage Ratio 9.0% 8.7% 9.7% 9.9% 9.9% 9.9% 10.0% 5.0% 5.0% 5.0% 5.0% 5.0% 5.0% 5.0% 4.0% 3.7% 4.7% 4.9% 4.9% 4.9% 5.0% Well-capitalized Excess capital 2020 2021 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 CAPITAL RATIOS Equity Ratios 12.4% 11.5% 11.4% 11.4% 11.5% 11.4% 11.9% 8.9% 8.4% 8.2% 8.3% 8.3% 8.2% 8.8% Stockholders' equity to total assets (GAAP) Tangible common equity ("TCE") to tangible assets (non-GAAP) 2020 2021 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023

40 LIQUIDITY POSITION – At fair value – Includes FHLB borrowing availability of $1.42 billion at December 31, 2023 based on pledged assets, however, maximum credit capacity is 45% of the Bank's total assets one quarter in arrears or $3.22 billion Liquidity position at December 31, 2023: • Sufficient liquidity to cover estimated uninsured deposits of $2.1 billion. • Pledged investments to FRB Discount Window and Bank Term Loan Funding Program. • Access to brokered deposits of $708 million per internal company policy. $2,916 $3,088 $2,752 $2,721 $2,863 $1,226 $815 $1,217 $1,202 $1,418 $47 $641 $410 $373 $319 $1,324 $1,116 $872 $780 $756 $104 $301 $108 $221 $225 $215 $215 $145 $145 $145 123.5% 137.5% 129.5% 131.9% 136.3% FHLB borrowing availability FRB borrowing availability Unencumbered investment securities available for sale Cash and cash equivalents Fed funds lines % of uninsured deposits covered by liquidity sources Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Liquidity Sources

SHAREHOLDER RETURN

Heritage Financial CORPORATION

TOTAL SHAREHOLDER RETURN

Stock Summary

Ticker	HFWA
Exchange	NASDAQ
Stock price	$20.63
Market capitalization (in millions)	$720.0
Dividend yield (regular dividend only)	4.27%
Average Daily Volume (3 month)	
Average daily volume (shares)	222,524
Average daily volume ($000s)	$4,591
52-Week High and Low Price	
52-week high (January 12, 2023)	30.51
52-week low (May 4, 2023)	14.85
Per Share	
Tangible book value per share	$17.40
EPS - 2024E	$1.77
EPS - 2025E	$1.97
Number of research analysts	6
Valuation Ratios	
Price / Tangible book value	118.6%
Price / 2024E EPS	11.7x
Price / 2025E EPS	10.5x

Diluted Earnings Per Share



$0.79
$0.24
$0.23
$0.16
$0.16
$1.25
$0.32
$0.32
$0.29
$0.32
$1.30
$0.33
$0.37
$0.30
$0.30
$1.39
$0.33
$0.35
$0.40
$0.31
$1.49
$0.45
$0.42
$0.35
$0.27
$1.83
$0.47
$0.48
$0.43
$0.45
$1.29
$0.66
$0.46
$0.34
-$0.17
$2.73
$0.55
$0.58
$0.90
$0.70
$2.30
$0.64
$0.59
$0.52
$0.56
$1.75
$0.18
0.51
0.48
$0.58
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Q1
Q2
Q3
Q4

Dividends Per Share Declared



$0.50
$0.16
$0.09
$0.09
$0.08
$0.08
$0.53
$0.10
$0.11
$0.11
$0.11
$0.10
$0.72
$0.25
$0.12
$0.12
$0.12
$0.11
$0.61
$0.10
$0.13
$0.13
$0.13
$0.12
$0.72
$0.10
$0.17
$0.15
$0.15
$0.15
$0.84
$0.10
$0.19
$0.19
$0.18
$0.18
$0.80
$0.20
$0.20
$0.20
$0.20
$0.81
$0.21
$0.20
$0.20
$0.20
$0.84
0.21
$0.21
$0.21
$0.21
$0.88
0.22
$0.22
$0.22
$0.22
$0.23
$0.23
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
Q1
Q2
Q3
Q4
Special dividends

- Market information as of January 5, 2024.
- Earnings per share and Valuation ratios are based on analysts consensus
- Dividend information as of January 24, 2024.

42

APPENDIX - RECONCILIATION OF NON-GAAP FINANCIAL MEASURES AND QUARTERLY FINANCIAL STATISTICS

NON-GAAP FINANCIAL MEASURES

Heritage Financial CORPORATION

	2020	2021	2022	2023	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023
PTPP Income and PTPP ROAA:									
Net income (GAAP)	$46,570	$98,035	$81,875	$61,755	$22,544	$20,457	$16,846	$18,219	$6,233
Exclude income tax expense	6,610	22,472	17,561	11,160	5,345	4,213	3,025	3,578	344
Exclude provision for (reversal of provision for) credit losses	36,106	(29,372)	(1,426)	4,280	1,410	1,825	1,909	(878)	1,424
PTPP income (non-GAAP)	$89,286	$91,135	$98,010	$77,195	$29,299	$26,495	$21,780	$20,919	$8,001
Average total assets	$6,293,622	$7,126,250	$7,321,455	$7,140,024	$7,100,844	$7,061,959	$7,142,865	$7,212,732	$7,140,876
ROAA, annualized (GAAP)	0.74 %	1.38 %	1.12 %	0.86 %	1.26 %	1.17 %	0.95 %	1.00 %	0.35 %
PTPP ROAA, annualized (non-GAAP)	1.42 %	1.28 %	1.34 %	1.08 %	1.64 %	1.52 %	1.22 %	1.15 %	0.44 %
ROATCE:									
Net income (GAAP)	$46,570	$98,035	$81,875	$61,755	$22,544	$20,457	$16,846	$18,219	$6,233
Add amortization of intangible assets	3,525	3,111	2,750	2,434	671	623	623	595	593
Exclude tax effect of adjustment	(740)	(653)	(578)	(511)	(141)	(131)	(131)	(125)	(125)
Tangible net income (non-GAAP)	$49,355	$100,493	$84,047	$63,678	$23,074	$20,949	$17,338	$18,689	$6,701
Average stockholders' equity (GAAP)	$805,580	$842,067	$811,942	$818,042	$780,401	$812,500	$824,742	$821,494	$813,383
Exclude average intangible assets	(255,898)	(252,540)	(249,566)	(246,965)	(248,560)	(247,922)	(247,278)	(246,663)	(246,022)
Average tangible common stockholders' equity (non-GAAP)	$549,682	$589,527	$562,376	$571,077	$531,841	$564,578	$577,464	$574,831	$567,361
ROAE, annualized (GAAP)	5.78 %	11.64 %	10.08 %	7.55 %	11.46 %	10.21 %	8.19 %	8.80 %	3.04 %
ROATCE, annualized (non-GAAP)	8.98 %	17.05 %	14.94 %	11.15 %	17.21 %	15.05 %	12.04 %	12.90 %	4.69 %

- Dollars in thousands
- ROAA - Return on average assets
- PTPP - Pre-tax, pre-provision
- ROATCE - Return on average tangible common equity

44

45 2009 2010 2011 2012 2013 2014 2015 2016 2017 Tangible Book Value Per Share: Total stockholders' equity (GAAP) $158,498 $202,279 $202,520 $198,938 $215,762 $454,506 $469,970 $481,763 $505,305 Exclude intangible assets (13,358) (14,965) (14,525) (14,098) (30,980) (129,918) (127,818) (126,403) (125,117) Exclude preferred stock (23,487) — — — — — — — Tangible common equity (non-GAAP) $121,653 $187,314 $187,995 $184,840 $184,782 $324,588 $342,152 $355,360 $380,188 Shares outstanding 11,057,972 15,568,471 15,456,297 15,117,980 16,210,747 30,259,838 29,975,439 29,954,931 29,927,746 Book value per share (GAAP) $12.21 $12.99 $13.10 $13.16 $13.31 $15.02 $15.68 $16.08 $16.88 Tangible book value per share (non-GAAP) $11.00 $12.03 $12.16 $12.23 $11.40 $10.73 $11.41 $11.86 $12.70 Moved to 2nd slide 2018 2019 2020 2021 2022 2023 Q1 Q2 Q3 Q4 Total stockholders' equity (GAAP) $760,723 $809,311 $820,439 $854,432 $797,893 $826,082 $819,733 $813,546 $853,261 Exclude intangible assets (261,553) (257,552) (254,027) (250,916) (248,166) (247,543) (246,920) (246,325) (245,732) Tangible common equity (non-GAAP) $499,170 $551,759 $566,412 $603,516 $549,727 $578,539 $572,813 $567,221 $607,529 Shares outstanding 36,874,055 36,618,729 35,912,243 35,105,779 35,106,697 35,108,120 35,047,800 34,901,076 34,906,233 Book value per share (GAAP) $20.63 $22.10 $22.85 $24.34 $22.73 $23.53 $23.39 $23.31 $24.44 Tangible book value per share (non-GAAP) $13.54 $15.07 $15.77 $17.19 $15.66 $16.48 $16.34 $16.25 $17.40 NON-GAAP FINANCIAL MEASURES – Dollars in thousands

46 As of Period End or for the Three Months Ended December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 Profitability: Net income (GAAP) $ 22,544 $ 20,457 $ 16,846 $ 18,219 $ 6,233 Pre-tax, pre-provision net income (non-GAAP) 29,299 26,495 21,780 20,919 8,001 Diluted earnings per share $ 0.64 $ 0.58 $ 0.48 $ 0.51 $ 0.18 Return on average assets (GAAP) 1.26% 1.17% 0.95% 1.00% 0.35 % Pre-tax, pre-provision return on average assets (non-GAAP) 1.64 1.52 1.22 1.15 0.44 Return on average common equity (GAAP) 11.46 10.21 8.19 8.80 3.04 Return on average tangible common equity (non-GAAP) 17.21 15.05 12.04 12.90 4.69 Net interest margin 3.98 3.91 3.56 3.47 3.41 Efficiency ratio 58.0 61.1 65.5 66.2 84.2 Noninterest expense to average total assets 2.26% 2.39% 2.32% 2.25% 2.37 % Balance Sheet: Total assets $ 6,980,100 $ 7,236,806 $ 7,115,410 $ 7,150,588 $ 7,174,957 Loans receivable, net 4,007,872 4,083,003 4,204,936 4,219,911 4,287,628 Total deposits $ 5,924,840 $ 5,789,022 $ 5,595,543 $ 5,635,187 $ 5,599,872 Loan to deposit ratio 68.4% 71.3% 76.0% 75.7% 77.4 % Capital: Book value per share (GAAP) $ 22.73 $ 23.53 $ 23.39 $ 23.31 $ 24.44 Tangible book value per share (non-GAAP) $ 15.66 $ 16.48 $ 16.34 $ 16.25 $ 17.40 Leverage ratio 9.7% 9.9% 9.9% 9.9% 10.0 % Total capital ratio 14.0% 14.1% 14.1% 14.1% 14.1 % Credit Quality: Nonperforming assets to total assets 0.11% 0.10% 0.10% 0.07% 0.08 % ACL on loans to loans receivable (GAAP) 1.06 1.08 1.09 1.10 1.11 – Dollars in thousands – Refer to Appendix for calculation of non-GAAP financial measure. QUARTERLY FINANCIAL STATISTICS